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                                                                EXHIBIT 99.17(b)


             As filed with the Securities and Exchange Commission
                             on September 19, 1995
                                                       Registration No. 33-61997
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                         PRE-EFFECTIVE AMENDMENT NO. 1                     [X]
                         POST-EFFECTIVE AMENDMENT NO.                      [ ]
                                    AND/OR

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     [ ]

                                AMENDMENT NO. 1                            [X]
                       (Check appropriate box or boxes)

                        PRUDENTIAL JENNISON FUND, INC.
              (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                              S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292
                    (Name and Address of Agent for Service)

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  AS SOON AS PRACTICABLE
            AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

        *Registrant hereby elects, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of shares by this Registration Statement. In accordance with Rule 24f-2, a registration fee, in the amount of $500, has already been paid.

        Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.